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                                                                      Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports dated October 28, 1997, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-82001 and 33-32826.



                                                /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP

Cleveland, Ohio,
 December 18, 1997.